EXHIBIT 99.2
                         AMENDMENT TO ROYALTY AGREEMENT
                         ------------------------------


     This Amendment to Royalty Agreement (the "Amendment") dated as of March 14, 1997 is entered into among Laser Partners, a Florida general partnership ("Recipient"), LaserSight Centers Incorporated, a Delaware corporation ("Grantor"), and LaserSight Incorporated, a Delaware corporation ("LSI").

                                    RECITALS
                                    --------

     A. Recipient and Grantor have entered into a Royalty Agreement dated January 15, 1993 (the "Royalty Agreement").

     B. Recipient and LSI have entered into an Exchange Agreement dated January 25, 1993 (the "Exchange Agreement").

     C. Grantor, LSI and the shareholders of the Corporation have entered into a certain Agreement for Purchase and Sale of Stock dated December 3, 1992, as amended and restated on January 15, 1993, as further amended by an Amendment to Agreement for Purchase and Sale of Stock on April 5, 1993 and by a LaserSight Centers Incorporated Consent of Shareholders dated as of July 10, 1995, and as further amended by a Second Amendment to Agreement for Purchase and Sale of Stock (the "Second Amendment") dated as of the date hereof (as so amended, the "Stock Purchase Agreement") pursuant to which LSI has acquired all of the issued and outstanding stock of Grantor.

     D. LSI, Grantor and Recipient desire to amend the Royalty Agreement as set forth herein.

     E. The Audit Committee of the Board of Directors of LSI (the "LaserSight Board") has recommended that the LaserSight Board approve the Amendment, and the LaserSight Board has approved the Amendment.

                                   AGREEMENTS
                                   ----------

        The parties agree as follows:

     1. Paragraph 2 of the Royalty Agreement is hereby deleted and the following is substituted therefore:

          2. Grant of Royalty. Effective upon the first to occur of (i) the fifth anniversary of the date of the Amendment, or (ii) the issuance of 600,000 unregistered shares of LSI's common stock, par value $.001 ("LSI Stock"), pursuant to Section 1.2(b)(ii) of the Stock Purchase Agreement, Grantor hereby irrevocably grants to Recipient a perpetual royalty (the "Royalty Payment") to be calculated by multiplying (i) the Royalty Fee (as defined in Paragraph 3), by (ii) each eye on which photorefractive keratectomy ("PRK") is performed by a fixed or mobile excimer laser which is owned or operated by Grantor, LSI or a Subsidiary (as defined herein) of LSI ("Laser Procedure"). The obligation to make Royalty Payments pursuant to this Paragraph 2 is perpetual and nonterminable.

          For purposes hereof, "Subsidiary" means a corporation, partnership or limited liability company of which LSI or its other Subsidiaries own, directly or indirectly, more than 80% of the shares, or ownership interests, as applicable, necessary to elect the board of directors or other governing body, as applicable, of such corporation, partnership or limited liability company.

          The parties acknowledge and agree that the term "Laser Procedure" does not include (i) procedures which do not involve both an excimer laser and the performance of PRK (e.g., follow-up treatment related to the removal of cataracts, iridotomy, treatment of glaucoma, etc.), (ii) Laser Procedures which are performed by a third party in connection with any license, royalty or other similar arrangement granted by Grantor, LSI or a Subsidiary, and (iii) Laser Procedures which are performed pursuant to a contract with an insurance company, health maintenance organization, preferred provider organization, or a similar managed care company or an employer, pursuant to which Grantor, LSI or a Subsidiary agrees to arrange for the delivery of eye care services other than PRK or for eye care services which include PRK without any identifiable fee attributable thereto.

     2. Paragraph 3 of the Royalty Agreement is hereby deleted and the following is substituted therefore:

          3. Royalty Fee. The Royalty Fee shall be the lesser of (i) $43.00,  or
     (ii) the product of 6.66% times the average fee received during the relevant period by Grantor, LSI or a Subsidiary, as applicable, for performing PRK on an eye. The Royalty Payment may be paid, in LSI's sole discretion, in cash or through the issuance of unregistered shares of LSI Stock pursuant to the terms and conditions of Paragraph 4.

     3. Paragraph 4 of the Royalty Agreement is hereby deleted and the following is substituted therefore:

     4. Payment of Royalty Fee.
     --------------------------

          (a) Within 60 days after the end of each fiscal quarter commencing after the date of this Amendment in which Grantor is obligated to make Royalty Payments pursuant to Paragraph 2, LSI will provide Recipient with a statement setting forth the number of Laser Procedures performed during such fiscal quarter (the "Statement").

          (b) If all or any portion of a Royalty Payment is to be paid in cash, then at the same time the Statement is delivered to Recipient, Grantor shall also deliver to Recipient a LSI check for all or any portion of the Royalty Payment.

          (c) If all or any portion of a Royalty Payment is to be paid through the issuance of LSI Stock, then at the same time the Statement is delivered to Recipient, Grantor shall also deliver to Recipient a copy of a letter which had been sent by LSI to LSI's transfer agent instructing such transfer agent to issue shares of LSI Stock pursuant to this Paragraph 4.

          (d) If all or any portion of the Royalty Payment is to be paid through the issuance of LSI Stock, the number of shares of LSI Stock to be issued shall be determined by dividing (i) the total amount of the Royalty Payment to be paid in LSI Stock, by (ii) the average closing price of a share of LSI common stock for the ten calendar day period immediately preceding the date of the letter to the transfer agent described in Section 4(c), as reported by the NASDAQ Stock Market or such other securities exchange or national market system on which LSI Stock is then listed.

          No fractional share of LSI Stock will be issued; Recipient who would otherwise be entitled to a fractional share of LSI Stock shall receive in lieu thereof an amount of cash (rounded to the nearest whole cent), without interest, equal to such fractional share of LSI Stock multiplied by the closing price of a share of LSI Stock as of the date of the Amendment as reported by the NASDAQ Stock Market or such other securities exchange or national market system on which LSI Stock is then listed.

     4. Paragraph 5 of the Royalty Agreement is hereby deleted and the following is substituted therefore:

     5. Books and Records. Recipient shall have the right to inspect the books and records of Grantor which are necessary to confirm the number of Laser Procedures on which Royalty Payments were calculated. Such inspection must occur during normal business hours with at least 48 hours advance notice.

     5. Paragraph 6 of the Royalty Agreement is hereby deleted and the following is substituted therefore:

     6. Miscellaneous.

          (a) This Agreement constitutes the entire understanding of the parties, shall supersede and replace any prior agreements, and shall not be amended or otherwise altered except in writing, executed by the parties.

          (b) All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid or by facsimile to the following addresses:

               If to Recipient:

                      Laser Partners
                      c/o Francis E. O'Donnell, Jr., M.D.
                      1028 South Kirkwood
                      St. Louis, Missouri  63122
               with a copy to:

                      Samuel Sears
                      Star Tobacco Co.
                      16 South Market
                      Petersburg, Virginia  23803
                      (804) 861-6215

               If to LSI:

                      LaserSight Incorporated
                      12161 Lackland Road
                      St. Louis, Missouri  63146
                      Attention:  Chief Executive Officer
                      Telecopy No.:  (314) 576-1073

               with a copy to:

                      Sonnenschein Nath & Rosenthal
                      One Metropolitan Square
                      Suite 3000
                      St. Louis, Missouri  63102
                      Attention:  Alan B. Bornstein
                      Telecopy No.:  (314) 259-5959

     Any party may change its address for receiving notice by written notice given to the others named above.

          (c) It is a condition precedent to LSI's obligations under the Amendment and the Royalty Agreement that:

               (i) Recipient shall have completed, dated and executed the Recipient's Certificate in the form attached to the Amendment as Exhibit A and, if Recipient is not an "accredited investor" (as defined in Regulation D of the SEC), Recipient shall have established to the satisfaction of LSI that Recipient, either alone or with its "purchaser representative" (as defined in such Regulation D), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the LSI Shares.

               (ii) LSI shall have entered into:

                    (A) a settlement  agreement,  in form and of substance which is satisfactory to LSI, determined in LSI's sole discretion, related to the action known as Public Company Publishing, Inc. v. LaserSight Incorporated, Case Number 96-546-CV-ORL-19 pending in the United States District, Middle District of Florida, Orlando Division, and

                    (B) a Second Amendment to Agreement for Purchase and Sale of
               Stock among the Grantor, LSI and the Sellers (as defined therein), which amends the Agreement for Purchase and Sale of Stock dated January 15, 1993 between such parties.

          (d) Each party to this Agreement shall pay its own costs and expenses in connection with the transactions contemplated hereby. If any action is brought by either party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover court costs, arbitration expenses and reasonable attorneys fees.

          (e) This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Missouri and the parties hereby irrevocably and unconditionally consent and submit to the jurisdiction of Missouri courts over all matters relating to the Agreement and the Amendment. Each party agrees that service of process and any action or proceeding hereunder may be made upon such party by certified mail, return receipt requested to the address for notice set forth herein. Each party irrevocably waives any objection it may have to the venue of any action, suit or proceeding brought in such courts or to the convenience of the form and each party irrevocably waives the right to proceed in any other jurisdiction. Final judgment in any such action, suit or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact that the amount of any indebtedness or liability of any party therein described.

     6. The Exchange Agreement is hereby terminated and has no further force or effect.

     7. Nothing contained in the Amendment or in the Royalty Agreement shall create, or imply that any of LSI or any Subsidiary has, any duty or obligation to perform or arrange for the performance of PRK by a fixed or mobile excimer laser (the "Business"). The LaserSight Board may in its discretion discontinue, sell or transfer the Business at any time.

     8. If any term of the Amendment conflicts with the terms of the Royalty Agreement, the term of the Amendment shall prevail. Except as amended hereby, the Royalty Agreement remains in full force and effect.

     9.  The   Amendment  may  be  executed   simultaneously   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same document.

     10. Neither the Recipient nor any of the partners of Recipient shall issue or cause the publication of any press release or other announcement with respect to the Amendment or the transactions contemplated hereby without the written consent of LSI.


     IN WITNESS WHEREOF, the parties hereto have duly executed the Amendment as of the date first above written.


LASERSIGHT INCORPORATED                      LASER PARTNERS,
                                             a Florida general partnership

   /s/ Michael R. Farris                         /s/ Jonnie R. Williams
By:---------------------------               By: ------------------------------
    Michael R. Farris                              Jonnie R. Williams,
    President and Chief Executive Officer          Managing Partner


LASERSIGHT CENTERS INCORPORATED


    /s/ Michael R. Farris
By: --------------------------
Title: -----------------------